Other Liabilities (Tables)	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Components of derivative liabilities

	Notes	December 31, 2021	December 31, 2020
Embedded derivative - Rosebel power purchase agreement	(a), 31(a)	$29.2	$23.3
Hedge derivatives	30(c)(i)	0.7	12.0
Non-hedge derivatives	31(a)	3.0	—
Yatela liability	(b)	18.5	18.5
Other liabilities		11.6	4.0
		$63.0	$57.8
Current portion of other liabilities		$22.7	$27.9
Non-current portion of other liabilities		40.3	29.9
		$63.0	$57.8
(a)Embedded derivative - Rosebel power purchase agreement
Rosebel has a power purchase agreement with the Government of Suriname. This agreement specifies both the quantity of power Rosebel is expected to purchase as well as the price per kilowatt hour.  An embedded derivative exists in the Rosebel power purchase agreement as increases in electricity prices are linked to the price of gold. This embedded derivative is accounted for separately from the host contract at FVTPL as the economic characteristics and risks of the host contract and the embedded derivative are not closely related. The Company recognized an embedded derivative liability of $29.2 million as at December 31, 2021 due primarily to the forward price of gold exceeding the minimum price threshold set in the agreement.
(b)Yatela liability